Exhibit 99.2
Welcome to Dana's Third-Quarter 2005 Conference Call January 17, 2006

Presenters: Mike Burns Chairman and Chief Executive Officer Bob Richter Vice President and Chief Financial Officer

To print this presentation ... please go to: www.dana.com/investors

Dana Corporation Third-Quarter 2005 Conference Call January 17, 2006 (c) Dana Corporation, 2006 Statements in this presentation which are not entirely historical constitute "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements represent Dana's expectations based on our current information and assumptions. However, forward-looking statements are inherently subject to risks and uncertainties and Dana's actual results could differ materially from those that are anticipated or projected due to a number of factors. These factors include the cyclical nature of the vehicular markets we serve, particularly the heavy-duty commercial vehicle market; changes in the competitive environment in our markets due, in part, to outsourcing and consolidation by our customers; changes in national and international economic conditions that affect our markets, such as increased fuel prices and legislation regulating vehicle emissions; potential adverse effects on our operations and business from terrorism or hostilities; the strength of other currencies in the overseas countries in which we do business relative to the U.S. dollar; increases in our commodity costs (including steel, other raw materials, and energy) that we cannot recoup in our product pricing; our success in implementing our cost-savings, lean manufacturing and VA/VE (value added/value engineering) programs; changes in business relationships with our major customers and in the timing, size and continuation of their programs; the ability of our customers to maintain their market positions and achieve their projected sales and production levels; the ability of our suppliers to maintain their projected production levels and furnish critical components for our products, as well as other necessary goods and services; competitive pressures on our sales from other vehicle component suppliers; price reduction pressures from our customers; our ability to negotiate new or modified financing agreements prior to the expiration of the waivers under our existing agreements; and our ability to complete our previously announced strategic actions as contemplated (including the divestiture of our non-core engine hard parts, fluid products and pump products businesses; the operational restructuring in our Automotive Systems Group and our Commercial Vehicle business; the dissolution of our Mexican joint venture, Spicer S.A. de C.V.; the finalization of our Chinese joint venture, Dongfeng Axle Co., Ltd.); and other factors set out in our public filings with the Securities and Exchange Commission. Forward-looking statements in this presentation speak only as of the date of this presentation. Dana does not undertake to update such forward-looking statements. 1

Agenda Recent financial challenges Mike Burns Q3 financial overview Overview of operational actions Detailed financial review Bob Richter Operational review Mike Burns Net new business Dana strengths Investor day 2 (c) Dana Corporation. Dated January 17, 2006.

Since our last earnings call in July 2005, Dana has faced three major financial challenges Dana completed restatements of financial results for 2000 through Q2-2005 Total net income for these periods reduced by $44 million By filing amended financial statements for 2004 and the first two quarters of 2005, as well as today's third- quarter filing, Dana will have eliminated defaults under financing agreements Dana provided a valuation allowance of $918 million against its net U.S. & U.K. deferred tax assets The valuation allowance is a non-cash charge 3 (c) Dana Corporation. Dated January 17, 2006.

Unusual charges accounted for 95% of Q3-05 loss, but operating results still unacceptable Q3-2005 Q3-2004 Restated 4 ($ Millions, except per share data) (c) Dana Corporation. Dated January 17, 2006. *Comparable GAAP measures available at www.dana.com/investors

Dana has initiated key actions to improve its financial results and sharpen business focus As announced Oct. 20, 2005: Divestiture of three non-core businesses Operational restructuring in ASG and HVTSG Annualized savings of more than $20 million before tax expected by second half of 2007 Salaried workforce and benefit reductions Annualized savings of more than $40 million before tax expected in 2006 As announced Nov. 22, 2005, Dana intends to acquire full ownership of axle and driveshaft operations in Mexico (current ownership of 49%) As announced Dec. 14, 2005, Dana to consolidate Thermal Products operations 5 (c) Dana Corporation. Dated January 17, 2006. Slide contains forward-looking information. Actual results may differ materially due to factors discussed on slide 1.

Results of Restatements (c) Dana Corporation. Dated January 17, 2006. As Reported As Restated Difference 6 ($ Millions)

Material Weaknesses (c) Dana Corporation. Dated January 17, 2006. 7 We did not maintain an effective control environment in our Commercial Vehicle business unit. Our financial and accounting organization was not adequate to support our financial accounting and reporting needs. We did not maintain effective controls over the completeness and accuracy of certain revenue and expense accruals. We did not maintain effective controls over reconciliations of certain financial statement accounts. We did not maintain effective controls over the valuation of certain inventory and costs of goods sold.

Q3-2005 Financial Overview 2005 2004 Restated (c) Dana Corporation. Dated January 17, 2006. 8 Three months ended September 30 2005 2004 Restated Nine months ended September 30 ($ Millions, except per share data) *Non-GAAP measure

Q3-2005 Unusual, Non-cash Items Valuation allowance of $918 million against deferred tax assets ($905-U.S., $13-U.K.) Asset impairment of $275 million related to planned divestures Engine hard parts Fluid products Pump products Loss of $16 million on smaller divestitures completed in Q3 (c) Dana Corporation. Dated January 17, 2006. 9

Q3-2005 Income Statement ($ Millions) Unusual Items As DCC to Reported Equity Def Tax Valuation Impairmt Divest As Adjusted Sales Other income $2,396 11 $(12) $16 $2,39615 (12) 2,411 Cost of sales SG&A 2,407 3 (8) 2,293 128 Impairment Interest 2,290 136 290 42 (8) $(290) 16 34 2,758 (13) (290) 2,455 Income (loss) before taxes Tax benefit (expense) Minority interest Equity in 1 (3) (44) (27) 1 earnings of affiliates (351) (929) 1 5 2 $920 290 (15) 16 7 Income (loss) from continuing ops Effect of accounting change (1,274) 2 920 (2) 275 16 (63) Net income (loss) $(1,272)$- $918 $275 $16 $(63) 10 © Dana Corporation. Dated January 17, 2006.

Nine-month 2005 Income Statement ($ Millions) Unusual Items As Reported DCC to Equity Def Tax Valuation DCC Impairmt Divest Sales OH Tax & Other As Adjusted Sales Other income $7,505 67 $(26) $ 16 $7,505 57 (26) 7,562 Cost of sales SG&A Impairment 7,572 11 (26) 7,083 396 Interest 7,072 413 290 125 (23) $(290) 16 $9 102 7,900 (38) (290) 9 7,581 Income (loss) before taxes Tax benefit (expense) Minority interest Equity in earnings of (328) (925) 12 (21) 16 affiliates (5) 26 9 $920 290 (15) $(4) (9) 14 (19) (27) (5) 31 Income (loss) from continuing ops Effect of accounting change (1,232) 6 920 (2) 275 16 (4) 5 (4) (20) Net income (loss) $(1,226) $ $918 $275 $ 16 $ (4) $1 $(20) 11 © Dana Corporation. Dated January 17, 2006.

Cash Flow Statement With DCC on an Equity Basis Third Quarter Nine Months 2005 2004 2005 2004 ($Millions) Restated Restated Net income $(1,272) $42 $(1,226) $200 Depreciation and amortization 60 84 214 249 Impairments 290 3 290 3 Loss (gain) on asset sales 19 (20) 14 (23) Effect of change in accounting (2) (6) Working capital decrease (increase) 47 (258) (170) (386) Deferred taxes 773 (18) 734 (68) Other (72) 55 (73) (26) Net cash flows - operating activities (157) (112) (223) (51) Purchases of property, plant and equipment (67) (72) (191) (210) Proceeds from divestitures and asset sales 30 3 53 34 Other 69 16 27 (32) Net cash flows - investing activities 32 (53) (111) (208) Net change in short-term debt 202 173 488 356 Payments on long-term debt (5) (6) (239) Proceeds from long-term debt 6 6 Dividends paid (18) (17) (54) (53) Other (9) 3 (12) 16 Net cash flows - financing activities 181 154 422 80 Net change in cash and cash equivalents 56 (11) 88 (179) Net change in cash - discontinued operations 2 Cash and cash equivalents - beginning of period 651 498 619 664 Cash and cash equivalents - end of period $707 $487 $707 $487 12 Dana Corporation. Dated January 17, 2006. * Non-GAAP measure

Working Capital Reduction With DCC on an Equity Basis 13 ($ Millions) (c) Dana Corporation. Dated January 17, 2006. Slide contains forward-looking information. Actual results may differ materially due to factors discussed on slide 1.

Capital Structure - Nine-months 2005 (c) Dana Corporation. Dated February 1, 2005. Slide contains forward-looking information. Actual results may differ materially due to factors discussed on slide 37 14 ($ Millions) * Non-GAAP measure With DCC on an Equity Basis (c) Dana Corporation. Dated January 17, 2006.

2005 2006 2007 2008 2009 2010 2011 2015 2028 2029 Domestic STD 285 Sr Notes 149.8 349.267 74.158 124.402 449.8 164.217 265.74 DCC Loan to Dana 245.7 International/Other 39.054 4.629 3.778 4.103 3.153 5.739 Dana Debt Portfolio at Sept. 30, 2005 Excluding Debt Maturities of DCC Note: Maturities do not reflect swap valuation adjustments 15 2005 2006 2007 2008 2009 2010 2011 2015 2028 2029 Domestic STD 475 Sr Notes 149.829 349.317 77.341 127.329 449.805 164.226 265.766 DCC Loan to Dana 267.5 0 Int'l / Other 28.1 4.846 3.987 3.76 3.879 10.516 0 770 4 5 154 85 353 124 164 450 266 ($ Millions) (c) Dana Corporation. Dated January 17, 2006.

September 30, 2005 Liquidity Excluding DCC ($ Millions) Lines Drawn Available 5-year bank facility $400 $255 $145 Accts receivable program 275 220 5 Bank lines 35 — 35 Bank facilities 710 475 185 Amount due DCC $268 Total short-term facilities $743 Plus cash 707 Total $892 Note 1 - Excludes committed borrowing lines related to foreign operations. Note 2 - Cash on balance sheet includes cash of non-North American Operations of $315 million and cash in pledged accounts of $120 million. (c) Dana Corporation. Dated January 17, 2006. 16

Retained 900 Capital Markets 1030 Value-Added 180 Real Estate 170 Retained 310 590 735 Capital Markets 295 Value-Added 0 180 Real Estate 0 12/01 Total Portfolio Assets - $2,200 Dana Credit Corporation Portfolio Analysis Value-Added Services Retained Real Estate Capital Markets 9/05 Total Portfolio Assets - $605 (c) Dana Corporation. Dated January 17, 2006. 17 ($ Millions)

2005 2006 2007 DCC Debt Portfolio at Sept. 30, 2005 ($ Millions) Total Recourse Debt = $431 18 (c) Dana Corporation. Dated January 17, 2006.

DCC Wind-Down Status ($Millions) Portfolio assets$605 Net required from future asset sales: Debt maturities $431 Cash on balance sheet (23) Note receivable from Dana (268) Total $140 Proceeds required / Portfolio assets 23% 19 © Dana Corporation. Dated January 17, 2006.

Financing Agreements Filing and delivery of amended financial statements in December 2005, together with the filing of the third-quarter 2005 10-Q cures issues with existing financing agreements and indentures Covenant waivers under the 5-Year bank facility until May 31, 2006 Waivers under the A/R facility until April 14, 2006 renewal date Currently working with our bank group on modified or replacement facilities which we expect to have in place prior to the expiration of the waivers 20 (c) Dana Corporation. Dated January 17, 2006. Slide contains forward-looking information. Actual results may differ materially due to factors discussed on slide 1.

Recapping the Quarter (Q3-05) ($ Millions) 2005 2004 Restated $41 $65 16 41 (75) (65) (18) 41 (26) (41) (44) - (27) 31 1 (3) 7 11 EBIT: ASG HVTSG Corp & other Interest — net Income (loss) before taxes Taxes on income Minority interest Equity earnings Income (loss) from cont ops (63) 39 Income from disc ops 18 Deferred tax valuation (918) Impaiment charge (275) Other unusual items (16) (15) Net income (loss) $(1,272) $42 21 © Dana Corporation. Dated January 17, 2006.

Sales 1,784 1,583 201 644 560 84 EBIT 41 65 (24) 16 41 (25) Steel Impact* 25 20 5 18 3 15 ASG HVTSG 2005 2005 2004 Restated 2004 Restated Chg. Chg. ($ Millions) * Before tax, net of recoveries (c) Dana Corporation. Dated January 17, 2006. 22 Dana's Q3-05 operating performance impacted by high steel and manufacturing costs $ $ $ $ $ $

($ Millions) 23 Sales 5,577 5,107 470 2,018 1,722 296 EBIT 179 270 (91) 81 125 (44) Steel Impact* 117 32 85 65 7 58 ASG HVTSG 2005 2005 2004 Restated 2004 Restated Chg. Chg. $ $ $ $ Nine-month 2005 EBIT disappointing, mainly for Commercial Vehicle, given strong market * Before tax, net of recoveries $ $ (c) Dana Corporation. Dated January 17, 2006.

Intense focus on Commercial Vehicle - new leadership, restructuring, common processes Nick Stanage, VP of Commercial Vehicle, named president of Heavy Vehicle Products in December 2005 Other leadership changes made throughout the business, including group controller Restructuring actions announced in October 2005 to enhance efficiency, throughput, and logistics Increasing axle assembly capacity in Monterrey, Mexico, to relieve Henderson, Ky. operation Increasing gear production capacity in Toluca, Mexico, to relieve Glasgow, Ky. operation Consolidating Commercial Vehicle Service Parts work in Crossville, Tenn. Significant increase in lean manufacturing activities Common processes across automotive and heavy vehicle operations (c) Dana Corporation. Dated January 17, 2006. 24

Dana intends to acquire full ownership of operations in Mexico for low-cost production Joint venture with DESC S.A. de C.V. - 51% DESC, 49% Dana - will be dissolved Dana to take full ownership of five axle and driveshaft plants in Mexico DESC to take full ownership of transmission and aftermarket gasket operations Expect to complete in Q1-2006 Assets will be better utilized and offer low-cost manufacturing capacity to Dana Will positively impact EBIT performance as results from these operations will be 100% consolidated Provides base to do more 25 (c) Dana Corporation. Dated January 17, 2006. Slide contains forward-looking information. Actual results may differ materially due to factors discussed on slide 1.

Rebalancing capacity and reducing cost to improve results in Automotive Systems Group Buena Vista, Va., axle facility will be closed and its production consolidated into Dana facility in Dry Ridge, Ky. Buena Vista facility employs approximately 275 people Bristol, Va., driveshaft facility will be closed and its production consolidated into Dana operations in Mexico Bristol facility employs approximately 270 people Steering shaft component and assembly lines in Lima, Ohio, will also be moved to Dana operations in Mexico Approximately 100 of the 385 jobs will be affected Dana to consolidate Thermal Products operations Facilities in Danville, Ind.; Sheffield, Pa.; and Burlington, Ont. - with 200 people - will be closed Production will be moved to plants in St. Clair, Mich.; and Cambridge, Ont. 26 (c) Dana Corporation. Dated January 17, 2006. Slide contains forward-looking information. Actual results may differ materially due to factors discussed on slide 1.

Improved profitability through benefit reductions and lean manufacturing Salaried workforce will be reduced by at least five percent (in addition to positions eliminated through announced divestitures and plant closures) generating savings of $15 million before tax in 2006 Benefit cost reductions expected to generate cost savings of more than $25 million before tax in 2006 Through ongoing lean manufacturing and improved efficiency, Dana is optimizing its workforce Workforce reductions of nearly 1,000 in 2005 27 (c) Dana Corporation. Dated January 17, 2006. Slide contains forward-looking information. Actual results may differ materially due to factors discussed on slide 1.

Non-core businesses to be divested had 2004 sales of $1.3 billion, 9,800 employees Engine hard parts business 2004 sales of $720 million 5,300 people in 26 operations in 10 countries Piston rings, camshafts, engine bearings under Perfect Circle(tm), Clevite(tm), and Glacier Vandervell(tm) brands Fluid products business 2004 sales of $470 million 3,850 people in 16 operations in six countries Pump products business 2004 sales of $80 million 650 people in two operations in Brazil Non-core businesses to be classified as discontinued operations in Q4-2005 Expect to complete divestitures in 2006 28 (c) Dana Corporation. Dated January 17, 2006. Slide contains forward-looking information. Actual results may differ materially due to factors discussed on slide 1.

Excludes the announced divestitures of engine hard parts and fluid businesses Estimates based on Dana's review of the projected production schedules of our customers ASG HVTSG 2006 2007 2008 Pluses Minuses ($ Millions) Net $375M vs. 2005 Net $455M vs. 2006 Net $95M vs. 2007 $900 million in incremental new business Projected $900 million in Net New Business for 2006 - 2008; aggressively pursuing more (c) Dana Corporation. Dated January 17, 2006. Slide contains forward-looking information. Actual results may differ materially due to factors discussed on slide 1. 29

Despite challenges ... Dana strengths Global and growing manufacturing footprint with diverse customer base Strong, balanced product mix Driveshafts, axles, frames, thermal and sealing products for light, commercial, and off-highway vehicle markets Narrowing business focus to profitable core Committed to profitable top-line growth Leadership team with a mandate for performance Functional and product group leaders understand the urgency and importance of executing our plans (c) Dana Corporation. Dated January 17, 2006. 30

Investor Day Late April or early May Introduce and meet Dana leadership team New York 31 (c) Dana Corporation. Dated January 17, 2006.

Questions (c) Dana Corporation, 2006 32

Supplemental Slides (c) Dana Corporation, 2006 33

Q3 2004 Income Statement (Restated) ($ Millions) Unusual Items As DCC to Knorr DCC As Restated Equity AAG Bremse Sales Impairmt Adjusted Sales $2,114 $2,114 Other income (8) $31 $(21) $4 6 2,106 31 (21) 4 2,120 Cost of sales 1,964 6 1,970 SG&A 121 (6) $(7) 108 Interest 53 (11) 42 2,138 (11) (7) 2,120 Income (loss) before taxes (32) 42 (21) 4 7 Tax benefit (expense) 83 (54) 8 (4) (2) 31 Minority interest (3) (3) Equity in earnings of affiliates 6 12 (7) 11 Income (loss) from continuing ops 54 (13) (7) 5 39 Income (loss) from discontinued ops (12) $30 18 Net income (loss) 42 $ 5 $ 57 $ (7)$ $30 $ (13)$ 34 © Dana Corporation. Dated January 17, 2006.

Nine-month 2004 Income Statement (Restated) ($ Millions) Unusual Items As DCC to Knorr DCC As Restated Equity AAG Bremse Sales Impairmt Adjusted Sales $6,755 $6,755 Other income 27 $10 $(21) $9 25 6,782 10 (21) 9 6,780 Cost of sales 6,186 19 6,205 SG&A 375 (22) $ (7)346 Interest 157 (37) 120 Income (loss) before taxes Tax benefit (expense) Minority interest Equity in earnings of affiliates Income (loss) from continuing ops Income (loss) from disc ops Income (loss) before acct change $200$ 6,718 (40) (7) 6,671 64 50 (21) 9 7 109 85 (92) 8 (6) (2) (7) (9) (9) 25 42 (28) 39 165 (13) (25) 5 132 35 $ 13 48 5 $180 $13 $ (13)$ (25)$ 35 © Dana Corporation. Dated January 17, 2006.

Capital Structure (c) Dana Corporation. Dated January 17, 2006. 36 Reconciliation as of September 30, 2005

Light Vehicle Production (c) Dana Corporation. Dated January 17, 2006. Slide contains forward-looking information. Actual results may differ materially due to factors discussed on slide 1. 2001 2002 2003 2004 2005T 2006P 2007F East 415 443 20.5 21.8 22.7 23.9 575 2001 2002 2003 2004 2005T 2006P 2007F East 477 466 1.9 2.4 2.6 2.7 451 2001 2002 2003 2004 2005T 2006P 2007F East 48 55 15.9 15.8 15.7 16.1 75 2001 2002 2003 2004 2005T 2006P 2007F East 278 260 19.6 20.5 20.7 21.3 358 37 (Units Millions)

NAFTA Commercial Vehicle Production Class 5-7 Class 8 1999 241 333 2000 215 252 2001 176 146 2002 189 181 2003 196 177 2004 225 263 2005T 242 333 2006P 227 330 2007P 203 200 Units (000s) (c) Dana Corporation. Dated January 17, 2006. Slide contains forward-looking information. Actual results may differ materially due to factors discussed on slide 1. 38

2003 2004 2005T 2006P 2007F East 480 526 549 564 575 2003 2004 2005T 2006P 2007F East 452 450 453 447 451 2003 2004 2005T 2006P 2007F East 61 65 69 73 75 Off-Highway Vehicle Production* 2003 2004 2005T 2006P 2007F East 281 325 353 361 358 * Units in 1,000 for Wheeled Construction, Ag, Mining, Material Handling & Forestry (c) Dana Corporation. Dated January 17, 2006. Slide contains forward-looking information. Actual results may differ materially due to factors discussed on slide 1. 39

www.dana.com (c) Dana Corporation, 2006 40

Investor Relations
Dana Corporation
Quarterly Financial Information (Unaudited)
For the Quarter Ended September 30, 2005
(in millions)

	External Sales		Inter-Segment Sales		EBIT		Operating PAT		Net Profit
	05	04	05	04	05	04	05	04	05	04
		(Restated)		(Restated)		(Restated)		(Restated)		(Restated)
Automotive Systems Group	$1,745	$1,534	$39	$49	$41	$65	$29	$44	$(13)	$9
Heavy Vehicle Technologies and Systems Group	642	559	2	1	16	41	10	26	(9)	10
Dana Commercial Credit							3	4	3	4
Other	9	21	12	15	(75)	(65)	(105)	(34)	(44)	17

Continuing Operations	2,396	2,114	53	65	(18)	41	(63)	40	(63)	40

Discontinued Operations						29		17		17
Valuation adjustment to deferred tax asset							(920)		(920)
Unusual Items Excluded from Performance Measurement					(306)	(6)	(291)	(15)	(291)	(15)
Effect of change in Accounting							2		2

Consolidated	$2,396	$2,114	$53	$65	$(324)	$64	$(1,272)	$42	$(1,272)	$42

North America	$1,476	$1,382	$33	$33	$(38)	$15	$(28)	$9	$(58)	$(15)
Europe	452	397	30	23	31	30	22	22	12	15
South America	259	172	61	56	33	28	20	17	15	14
Asia Pacific	209	163	12	14	19	9	12	6	7	2
Dana Commercial Credit							3	4	3	4
Other					(63)	(41)	(92)	(18)	(42)	20

Continuing Operations	2,396	2,114	136	126	(18)	41	(63)	40	(63)	40

Discontinued Operations						29		17		17
Valuation adjustment to deferred tax asset							(920)		(920)
Unusual Items Excluded from Performance Measurement					(306)	(6)	(291)	(15)	(291)	(15)

Effect of change in Accounting							2		2

Consolidated	$2,396	$2,114	$136	$126	$(324)	$64	$(1,272)	$42	$(1,272)	$42

Information for Discontinued Operations		539		88

The performance and net assets of Clevite are now included in ASG.

FOR MORE INFORMATION
(www.dana.com) - Dial-For-Dana U.S. or Canada 800-537-8823; OH 800-472-8810
E-Mail michelle.hards@dana.com or karen.crawford@dana.com
Dana Investor Relations 419-535-4635

Investor Relations
Dana Corporation
Quarterly Financial Information (Unaudited)
For the Nine Months Ended September 30, 2005
(in millions)

	External Sales		Inter-Segment Sales		EBIT		Operating PAT		Net Profit
	05	04	05	04	05	04	05	04	05	04
		(Restated)		(Restated)		(Restated)		(Restated)		(Restated)
Automotive Systems Group	$5,467	$4,966	$110	$141	$179	$270	$128	$184	$14	$85
Heavy Vehicle Technologies and Systems Group	2,014	1,719	4	3	81	125	50	77	(3)	34
Dana Commercial Credit							12	16	12	16
Other	24	70	42	48	(201)	(174)	(210)	(145)	(43)	(3)

Continuing Operations	7,505	6,755	156	192	59	221	(20)	132	(20)	132

Discontinued Operations						86		48		48
Valuation adjustment to deferred tax asset							(920)		(920)
Unusual Items Excluded from Performance Measurement					(297)	(15)	(292)	20	(292)	20

Effect of change in Accounting							6		6

Consolidated	$7,505	$6,755	$156	$192	$(238)	$292	$(1,226)	$200	$(1,226)	$200

North America	$4,687	$4,553	$93	$100	$(23)	$166	$(18)	$103	$(105)	$23
Europe	1,507	1,255	91	74	118	94	82	67	54	44
South America	713	454	187	150	87	73	54	45	41	37
Asia Pacific	598	493	37	38	51	32	33	21	20	9
Dana Commercial Credit							12	16	12	16
Other					(174)	(144)	(183)	(120)	(42)	3

Continuing Operations	7,505	6,755	408	362	59	221	(20)	132	(20)	132

Discontinued Operations						86		48		48
Valuation adjustment to deferred tax asset							(920)		(920)
Unusual Items Excluded from Performance Measurement					(297)	(15)	(292)	20	(292)	20

Effect of change in Accounting							6		6

Consolidated	$7,505	$6,755	$408	$362	$(238)	$292	$(1,226)	$200	$(1,226)	$200

Information for Discontinued Operations		1,608		255

The performance and net assets of Clevite are now included in ASG.

FOR MORE INFORMATION
(www.dana.com) - Dial-For-Dana U.S. or Canada 800-537-8823; OH 800-472-8810
E-Mail michelle.hards@dana.com or karen.crawford@dana.com
Dana Investor Relations 419-535-4635